UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 2, 2018

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events
On April 2, 2018, CBL & Associates Properties, Inc. (the "Company") filed and made available to its stockholders certain supplemental disclosures in advance of its Annual Meeting of Stockholders to be held May 14, 2018. The supplement to the proxy statement ("Supplement") was issued to correct the inadvertent omission of an audit-related fee which was excluded from the Company's Independent Registered Public Accountants' Fees and Services table. Although this correction does not affect the Company's audited financial statements for the year ended December31, 2017, the Company is filing the corrected information as set forth below in this Current Report on Form 8-K, which is incorporated herein by reference, to ensure that stockholders have accurate information for their records. A copy of the Supplement is provided below:

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2018
The following information supplements and amends the proxy statement (the “2018 Proxy Statement”) of CBL & Associates Properties, Inc. (the “Company”), first made available to our stockholders on March 29, 2018, in connection with the solicitation of proxies by our board of directors for the 2018 Annual Meeting of Stockholders to be held on Monday, May 14, 2018, at 4:00 p.m. (EDT) at Embassy Suites, 2321 Lifestyle Way, Chattanooga, Tennessee, and for any adjournments or postponements thereof. This supplement to the proxy statement is being filed with the Securities and Exchange Commission on April 2, 2018. All capitalized terms used in this supplement to the 2018 Proxy Statement (the “Supplement”) and not otherwise defined herein have the meaning ascribed to them in the 2018 Proxy Statement. The information contained in this Supplement modifies and supersedes any inconsistent information contained in the 2018 Proxy Statement.
THIS SUPPLEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE 2018 PROXY STATEMENT.

Except as supplemented or amended by the information contained in this Supplement, all information set forth in the 2018 Proxy Statement remains unchanged. We urge you to read this Supplement carefully and in its entirety together with the 2018 Proxy Statement. This Supplement will also be made available through the “Invest” section of our Company website at cblproperties.com and with our current proxy materials at www.proxyvote.com.
This supplemental disclosure is being provided to our stockholders to update the Independent Registered Public Accountants' Fees and Services table, which inadvertently omitted $25,000 in audit-related fees pertaining to an audit of one of the Company's subsidiaries in 2017. A revised version of this table appears below:

Independent Registered Public Accountants’ Fees and Services
The Company was billed for professional services provided during fiscal years 2016 and 2017 by Deloitte in the amounts set forth in the following table.

	2016	2017
Audit Fees (1)	$989,950	$964,154
Audit-Related Fees (2)	329,400	211,700
Tax Fees – Compliance (3)	232,500	241,000
Tax Fees – Consulting (4)	411,056	367,566
Total	$1,962,906	$1,784,420

(1)
Consists of fees billed for professional services in connection with the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2016 and 2017, the audit of the Operating Partnership’s annual financial statements for the fiscal years ended December 31, 2016 and 2017, the audit of the Company’s and the Operating Partnership’s internal controls over financial reporting as of December 31, 2016 and 2017, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during the 2016 and 2017 fiscal years, comfort letters and other services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”. These services include audits of the Company’s subsidiaries pursuant to requirements of certain loan agreements, joint venture agreements and ground lease agreements and other consultations.

(3)	Consists of fees billed for professional services for assistance regarding federal and state tax compliance.

(4)	Consists of fees billed for professional services for tax advice and tax planning, which consists of tax services related to joint ventures and tax planning.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: April 2, 2018